EXHIBIT 99.1
                                                             ------------
                                PRESS RELEASE
                                -------------


   NEWS                                         [NiSource Logo]
                                                801 E. 86th Avenue
                                                Merrillville, IN 46410

   FOR IMMEDIATE RELEASE

   April 29, 2003

   FOR ADDITIONAL INFORMATION
   --------------------------

   Media                              Investors
   -----                              ---------

   Mark Friedlander                   Dennis Senchak
   Corporate Spokesperson             Vice President, Investor Relations
   (219) 647-6217                     (219) 647-6085
   mfriedland@nisource.com            senchak@nisource.com
   -----------------------            --------------------

                                      Randy Hulen
                                      Director, Investor Relations
                                      (219) 647-5688
                                      rghulen@nisource.com
                                      --------------------

                                      Rae Kozlowski
                                      Manager, Investor Relations
                                      (219) 647-6083
                                      ekozlowski@nisource.com
                                      -----------------------

   NiSource reports higher net income in first quarter 2003 Company continues focus on debt reduction and strengthening balance sheet

   MERRILLVILLE, Ind. - NiSource Inc. (NYSE: NI) today reported income from continuing operations of $266.1 million for the three months ended March 31, 2003 vs. $243.8 million for the same period in 2002, a
   9.1 percent increase. First quarter 2003 earnings per share from continuing operations was $1.05 (all share amounts are basic) compared to $1.19 for the first quarter of 2002. Net income for the first quarter of 2003 was $254.9 million, or $1.00 per share, vs. $242.2 million, or $1.18 per share, for the comparable 2002 period.










   The per share results were diluted by 23 cents with the issuance of
   54.5 million shares of common stock, due to the company's successful equity offering in the fourth quarter of 2002 (41.4 million shares) and the settlement of forward equity agreements under NiSource's
   Premium Income Equity Securities (PIES) in the first quarter of 2003
   (13.1 million shares).

   "Our continuing actions to streamline our operations, while meeting customer needs during the cold weather, positively contributed to cash flow from operations and strengthened our financial position," said
   Gary L. Neale, chairman, president and chief executive officer of NiSource Inc.

   "Taking into consideration cost trackers that are directly offset in revenue, as well as reserve changes, which together increased our 2003
   O & M by $22.3 million and decreased our 2002 O & M by $18.8 million, on a quarter-over-quarter basis, our baseline O & M expenses are essentially flat," Neale added. "Our streamlining efforts during 2002 largely offset increases in pension and insurance expenses during this period. Even with the sustained cold weather, our operating companies continued to meet the strong demand for energy required by our customers.

   "Because of our enhanced liquidity, we no longer required a $500 million, 364-day credit facility. In fact, we reached a milestone on Feb. 20 when our short-term debt hit zero for the first time since our acquisition of Columbia Energy Group in November 2000. During the remainder of 2003, short-term borrowings will be used for working capital-primarily funding storage and receivables.

   "Since December of 2000, we have reduced overall debt by approximately
   $2 billion through the sale of non-strategic assets and the issuance of common stock."

   Factors that affected first quarter 2003 performance

   * The effects of colder weather resulted in a favorable impact on pre-tax operating income of $59.7 million, or 15 cents per share after tax, compared to the first quarter of 2002. The favorable impact is net of lower interruptible transmission service revenues and higher costs to meet customer demand during a period of peak sustained cold weather in the Northeast market areas and slightly higher uncollectible receivables at the distribution subsidiaries.

   * Operating income in the exploration and production segment increased $38.5 million vs. the comparable 2002 period, reflecting a pre-tax gain of $70.8 million from the sale of the company's interest in a natural gas exploration and production joint venture in New York state, offset by $26.1 million as a result of lower average prices related to deliveries of natural gas production under forward gas sales agreements.

   * An after-tax reduction to net income of $8.8 million, or 4 cents per share, from the cumulative effect of adopting Financial
        Accounting Standards Board Statement No. 143 on asset retirement obligations.

   *    An unfavorable impact to operating income of $22.9 million, or 6 cents per share after tax, which included a charge of  $13.5 million for credits issued to Northern Indiana Public Service
        Company customers as a result of the 2002 Indiana Utility
        Regulatory Commission electric rate review settlement, and an increase in pension expense of $9.4 million.

   * For comparison purposes, first quarter 2002 results were favorably impacted by $42.7 million, or 13 cents per share after tax, from the sales of assets, mainly NiSource's utility line-locating business, insurance recoveries of environmental expenses and the reversal of reserves.

   About NiSource

   NiSource Inc. is a Fortune 500 holding company with headquarters in Merrillville, Ind., whose core operating companies engage in natural gas production, transmission, storage and distribution, as well as electric generation, transmission and distribution. NiSource operating companies deliver energy to more than 3.7 million customers located within the high-demand energy corridor stretching from the Gulf Coast through the Midwest to New England. Information about NiSource and its subsidiaries is available at www.nisource.com.

   Forward-looking statements

   This news release contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein include, among other things, increased competition in deregulated energy markets, weather, fluctuations in supply and demand for energy commodities, successful consummation of proposed acquisitions and dispositions, growth opportunities for NiSource's regulated and non-regulated businesses, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, NiSource's ability to integrate acquired operations into its operations, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk, many of which are beyond the control of NiSource. These and other risk factors are detailed from time-to-time in the company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The company does not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this news release.

                                    # # #





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



                                                    NISOURCE INC.
                                                Income Statement Data
      Three Months Ended March 31, (IN MILLIONS, except per share amounts)                  2003           2002
      --------------------------------------------------------------------                  ----           ----
      NET REVENUES
       Gas Distribution                                                                 $1,760.7       $1,078.9
       Gas Transmission and Storage                                                        341.9          323.8
       Electric                                                                            264.3          234.4
       Exploration and Production                                                           35.6           51.5
       Other                                                                               176.8          119.3
                                                                                        --------       --------
       Gross Revenues                                                                    2,579.3        1,807.9
       Cost of Sales                                                                     1,493.3          769.2
                                                                                        --------       --------
      Total Net Revenues                                                                 1,086.0        1,038.7
                                                                                        --------       --------
      OPERATING EXPENSES
       Operation and maintenance                                                           345.5          304.4
       Depreciation, depletion and amortization                                            146.3          144.4
       (Gain) on sale or impairment of assets                                              (67.7)         (23.4)
       Other taxes                                                                         111.5           92.1
                                                                                        --------       --------
      Total Operating Expenses                                                             535.6          517.5
                                                                                        --------       --------
      OPERATING INCOME                                                                     550.4          521.2
                                                                                        --------       --------
      OTHER INCOME (DEDUCTIONS)
       Interest expense, net                                                              (126.0)        (128.0)
       Minority interests                                                                   (2.6)          (5.1)
       Dividend requirements on preferred stock of subsidiaries                             (1.1)          (1.9)
       Other, net                                                                            2.4            2.5
                                                                                        --------       --------
      Total Other Income (Deductions)                                                     (127.3)        (132.5)
                                                                                        --------       --------
      INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                423.1          388.7
      INCOME TAXES                                                                         157.0          144.9
                                                                                        --------       --------
      INCOME FROM CONTINUING OPERATIONS                                                    266.1          243.8
                                                                                        --------       --------
      (Loss) from Discontinued Operations - net of taxes                                    (2.4)          (1.6)
      Change in Accounting - net of taxes                                                   (8.8)             -
                                                                                        --------       --------
      NET INCOME                                                                        $  254.9       $  242.2
                                                                                        ========       ========










      BASIC EARNINGS PER SHARE ($)
       Continuing operations                                                                1.05           1.19
       Discontinued operations                                                             (0.01)         (0.01)
       Change in accounting                                                                (0.04)             -
                                                                                        --------       --------
      BASIC EARNINGS PER SHARE                                                              1.00           1.18
                                                                                        --------       --------
      DILUTED EARNINGS PER SHARE ($)
       Continuing operations                                                                1.04           1.17
       Discontinued operations                                                             (0.01)         (0.01)
       Change in accounting                                                                (0.04)             -
                                                                                        --------       --------
      DILUTED EARNINGS PER SHARE                                                            0.99           1.16
                                                                                        --------       --------
      BASIC AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)                                   253.8          205.5
      DILUTED AVERAGE COMMON SHARES (MILLIONS)                                             256.3          208.2
                                                                                        --------       --------









               FIRST QUARTER 2003 OPERATING INCOME BY SEGMENT

   NiSource's first quarter 2003 operating income was $550.4 million compared with $521.2 million from the same period in 2002.

   GAS DISTRIBUTION operations reported operating income of $314.2 million, an increase of $64.6 million from the same period in 2002. The increase was mainly attributable to increased sales and deliveries of natural gas due to colder weather during the first quarter of 2003 net of increased uncollectible receivables from the effects of weather-driven higher gas costs on the residential customer base, and increased pension expense. The 2002 period was positively impacted by insurance recoveries of environmental expenses.

   GAS TRANSMISSION AND STORAGE operations reported operating income of $111.3 million, a decrease of $15.5 million from the year-ago period, reflecting lower interruptible transmission service revenues and higher costs to meet customer demand during a period of sustained cold weather in the Northeast market areas.

   ELECTRIC operations reported operating income of $52.6 million, a decrease of $19.2 million from the comparable period last year, primarily resulting from lower revenues due to credits issued pertaining to the IURC electric rate review settlement and increased pension expense.

   EXPLORATION AND PRODUCTION operations reported operating income of $71.2 million, an increase of $38.5 million from the first quarter 2002. The increase resulted mainly from the gain on the sale of NiSource's interest in a natural gas exploration and production joint venture in New York state. The gain was partly offset by lower average prices related to deliveries of natural gas production under forward sales agreements and decreased production.

   The OTHER segment reported an operating loss of $7.0 million, vs. operating income of $16.0 million in 2002. The 2003 period was affected by lower margins on the power trading and gas marketing portfolios, and increased depreciation expense primarily related to a cogeneration facility placed in service during 2002. The 2002 period was favorably impacted by a gain on the sale of gas marketing
   contracts and the reversal of related reserves.   The 2003 results
   reflect trading activities on a net revenue basis. The 2002 results have been adjusted to conform to the 2003 presentation.


   OTHER ITEMS
   Interest expense was $126.0 million for the quarter compared to $128.0 million for the first quarter of last year, a decrease of $2.0 million due to a reduction of short- and long-term debt partially offset by interest expense from long-term debt associated with a cogeneration facility placed in service during 2002. Income taxes for the first quarter of 2003 were $157.0 million, a $12.1 million increase from 2002, due to higher pre-tax income in the current period.








                                                    NISOURCE INC.
                                       Summary of Financial and Operating Data
                                       ---------------------------------------
      		                                                                        Three Months
      GAS DISTRIBUTION OPERATIONS                                                       Ended March 31,
      (IN MILLIONS)                                                                      2003         2002
      ---------------------------                                                        ----         ----
      NET REVENUES
       Sales Revenues                                                               $ 1,776.4    $ 1,069.7
       Less: Cost of gas sold                                                         1,344.0        721.0
                                                                                     --------     --------
       Net Sales Revenues                                                               432.4        348.7
       Transportation Revenues                                                          183.2        152.1
                                                                                     --------     --------
      Net Revenues                                                                      615.6        500.8
                                                                                     --------     --------
      OPERATING EXPENSES
       Operation and maintenance                                                        183.8        141.0
       Depreciation and amortization                                                     47.6         54.7
       Other taxes                                                                       70.0         55.5
                                                                                      -------     --------
      Total Operating Expenses                                                          301.4        251.2
                                                                                     --------     --------
      Operating Income                                                               $  314.2     $  249.6
                                                                                     ========     ========

      REVENUES ($ IN MILLIONS)
       Residential                                                                    1,176.6        682.4
       Commercial                                                                       417.7        226.8
       Industrial                                                                        73.4         29.5
       Transportation                                                                   183.2        152.1
       Off system sales                                                                  43.2         63.7
       Other                                                                             65.5         67.3
                                                                                     --------     --------
      Total                                                                           1,959.6      1,221.8
                                                                                      -------     --------
      SALES AND TRANSPORTATION (MDth)
       Residential sales                                                                121.3         97.0
       Commercial sales                                                                  45.9         33.1
       Industrial sales                                                                   8.2          5.7
       Transportation                                                                   182.3        163.8
       Off system sales                                                                   2.7         27.1
       Other                                                                              0.2          0.1
                                                                                     --------     --------
      Total                                                                             360.6        326.8
                                                                                     --------     --------
      HEATING DEGREE DAYS                                                               2,885        2,271
      NORMAL HEATING DEGREE DAYS                                                        2,635        2,743
      % COLDER (WARMER) THAN NORMAL                                                        9%         (17%)










      CUSTOMERS
       Residential                                                                  2,359,175    2,323,484
       Commercial                                                                     219,215      213,003
       Industrial                                                                       6,047        6,183
       Transportation                                                                 703,686      713,800
       Other                                                                               67           68
                                                                                    ---------    ---------
      Total                                                                         3,288,190    3,256,538
                                                                                    ---------    ---------



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




                                                     NISOURCE INC.
                                  Summary of Financial and Operating Data (continued)
                                  ---------------------------------------------------
		 			                                           Three Months
      TRANSMISSION AND STORAGE OPERATIONS                                          Ended March 31,
      (IN MILLIONS)                                                                 2003          2002
      -----------------------------------                                           ----          ----
      OPERATING REVENUES
       Transportation revenues                                                  $  187.0      $  210.9
       Storage revenues                                                             44.7          45.3
       Other revenues                                                                4.3           2.7
                                                                                --------      --------
      Total Operating Revenues                                                     236.0         258.9
      Less: Cost of gas sold                                                         4.4          11.7
                                                                                --------      --------
      Net Revenues                                                                 231.6         247.2
                                                                                --------      --------
      OPERATING EXPENSES
       Operation and maintenance                                                    77.9          79.3
       Depreciation and amortization                                                27.9          27.4
       (Gain) on sale or impairment of assets                                                     (0.3)
       Other taxes                                                                  14.5          14.0
                                                                                --------      --------
      Total Operating Expenses                                                     120.3         120.4
                                                                                --------      --------
      Operating Income                                                          $  111.3      $  126.8
                                                                                ========      ========

      THROUGHPUT (MDth)
      Columbia Transmission
       Market Area                                                                 434.8         377.0
      Columbia Gulf
       Mainline                                                                    180.0         138.4
       Short-haul                                                                   29.3          40.4
      Columbia Pipeline Deep Water                                                   1.5           0.2
      Crossroads Gas Pipeline                                                        7.7           8.1
      Granite State Pipeline                                                        14.4          11.7
      Intrasegment eliminations                                                   (168.5)       (123.3)
                                                                                --------      --------
      Total                                                                        499.2         452.5
                                                                                --------      --------



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                                                    NISOURCE INC.
                                 Summary of Financial and Operating Data (continued)
                                 ---------------------------------------------------
                                                                                          Three Months
      ELECTRIC OPERATIONS                                                                 Ended March 31,
      (IN MILLIONS)                                                                        2003           2002
      -------------------                                                                  ----           ----
      NET REVENUES
        Sales revenues                                                                 $  262.8       $  261.9
        Less: Cost of sales                                                                93.3           81.2
                                                                                       --------       --------
      Net Revenues                                                                        169.5          180.7
                                                                                       --------       --------
      OPERATING EXPENSES
        Operation and maintenance                                                          57.5           53.4
        Depreciation and amortization                                                      43.7           42.2
        Other taxes                                                                        15.7           13.3
                                                                                       --------       --------
      Total Operating Expenses                                                            116.9          108.9
                                                                                       --------       --------
      Operating Income                                                                 $   52.6       $   71.8
                                                                                       ========       ========
      REVENUES ($ IN MILLIONS)
        Residential                                                                        72.2           68.9
        CommerciaL                                                                         66.7           69.0
        Industrial                                                                         97.9           91.0
        Wholesale                                                                          19.6           19.2
        Other                                                                               6.4           13.8
                                                                                       --------       --------
      Total                                                                               262.8          261.9
                                                                                       --------       --------
      SALES (GIGAWATT HOURS)
        Residential                                                                       789.6          702.4
        Commercial                                                                        851.5          831.7
        Industrial                                                                      2,273.5        2,025.8
        Wholesale                                                                         541.9          762.3
        Other                                                                              33.7           31.4
                                                                                       --------       --------
      Total                                                                             4,490.2        4,353.6
                                                                                       --------       --------
      ELECTRIC CUSTOMERS
        Residential                                                                     384,991        381,737
        Commercial                                                                       48,423         47,486
        Industrial                                                                        2,570          2,622
        Wholesale                                                                            26             30
        Other                                                                               798            801
                                                                                       --------       --------
      Total                                                                             436,808        432,676
                                                                                       --------       --------






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

                                                    NISOURCE INC.
                                 Summary of Financial and Operating Data (continued)
                                 ---------------------------------------------------
                                                                                   Three Months
      EXPLORATION AND PRODUCTION                                                  Ended March 31,
      (IN MILLIONS)                                                                2003               2002
      --------------------------                                                   ----               ----
      OPERATING REVENUES
        Gas revenues                                                          $    36.9           $   66.5
        Gathering revenues                                                          3.4                2.4
        Other revenues                                                              1.7                4.4
                                                                               --------           --------
      Total Operating Revenues                                                     42.0               73.3
                                                                               --------           --------
      Operating Expenses
        Operation and maintenance                                                  17.7               21.6
        Depreciation and depletion                                                 18.4               15.6
        (Gain) on sale or impairment of assets                                    (70.8)                 -
        Other taxes                                                                 5.5                3.4
                                                                               --------           --------
      Total Operating Expenses                                                    (29.2)              40.6
                                                                               --------           --------
      Operating Income                                                         $   71.2           $   32.7
                                                                               ========           ========
      GAS PRODUCTION STATISTICS
        AVERAGE SALES PRICE ($ PER MCF)
        U.S.                                                                       2.99               5.02
        Canada                                                                        -               2.67


        PRODUCTION (BCF)
        U.S.                                                                       12.3               13.2
        Canada                                                                        -                  -
                                                                               --------           --------
      Total                                                                        12.3               13.2
                                                                               --------           --------

      OIL AND LIQUIDS PRODUCTION STATISTICS
       AVERAGE SALES PRICE ($ PER BBL)
         U.S.                                                                     27.94              12.90
         Canada                                                                       -              21.08
       PRODUCTION (000 BBLS)
         U.S.                                                                      54.6               51.6
         Canada                                                                       -                4.5
                                                                               --------           --------
      Total                                                                        54.6               56.1
                                                                               --------           --------








                                                       NISOURCE INC.
                                    Summary of Financial and Operating Data (continued)
                                    ---------------------------------------------------
                                                                                                  Three Months
      OTHER (INCLUDES ASSETS HELD FOR SALE)                                                      Ended March 31,
      (IN MILLIONS)                                                                               2003           2002
      -------------------------------------                                                       ----           ----
      NET REVENUES
        Products and services revenue                                                        $   161.2      $    39.3
        Less: Cost of products purchased                                                         137.9            9.5
                                                                                              --------       --------
      Net Revenues                                                                                23.3           29.8
                                                                                              --------       --------
      OPERATING EXPENSES
        Operation and maintenance                                                                 20.2           13.9
        Depreciation and amortization                                                              6.2            1.8
        Loss (gain) on sale or impairment of assets                                                1.1           (3.5)
        Other taxes                                                                                2.8            1.6
                                                                                              --------       --------
      Total Operating Expenses                                                                    30.3           13.8
                                                                                              --------       --------
      Operating Income (Loss)                                                                 $   (7.0)      $   16.0
                                                                                              --------       --------






      CAPITALIZATION                                                                       March 31,         December 31,
      ($ in millions)                                                                           2003                 2002
      ---------------                                                                           ----                 ----

      TOTAL COMMON STOCK EQUITY                                                            $ 4,634.5             $4,174.9
      Company-obligated mandatorily redeemable preferred securities
       of subsidiary trust holding solely Company debentures                                                        345.0
      Preferred Stock                                                                           84.9                 84.9
      Long-Term Debt                                                                         5,294.3              5,018.0
                                                                                            --------             --------
      TOTAL CAPITALIZATION                                                                 $10,013.7            $ 9,622.8
                                                                                           =========            =========
      Current Maturities of Long-Term Debt                                                   1,214.9              1,232.6
                                                                                            --------             --------
      Short-Term Debt                                                                          161.3                913.1
                                                                                            --------             --------
      Shares Outstanding (thousands)                                                         262,163              248,860

      Book Value of Common Shares                                                              17.68                16.78
                                                                                            --------             --------